Exhibit 10.08
2008 DISTRIBUTION ELECTION FORM
VALERO ENERGY CORPORATION
DEFERRED COMPENSATION PLAN

Payment Election	DEFAULT PAYMENT IF NO ELECTION IS MADE:
Upon Retirement	Fifteen annual installments commencing at date of retirement

I elect that upon retirement, value of my Plan account related to deferrals made for the 2008 Plan Year will be paid at the time and in the manner elected below:
Payment Commencement (choose one):
☐	As soon as administratively possible following retirement (default if no election is made)

☐	January 1 after the year of retirement
AND
Form of Distribution (choose one):
☐	Lump sum payment

☐	Five annual installments

☐	Ten annual installments

☐	Fifteen annual installments (default payment if no election is made)

Payment Election	DEFAULT PAYMENT IF NO ELECTION IS MADE:
Upon Other Separation	Immediate lump sum payable upon separation

I elect that upon my separation from employment for a reason other than retirement, the value of my Plan account related to deferrals made for the 2008 Plan Year will be paid at the time and in the manner elected below:
Payment Commencement (choose one):
☐	As soon as administratively possible following separation (default if no election is made)

☐	January 1 after the year of separation
AND
Form of Distribution (choose one):
☐	Lump sum (default payment if no election is made)

☐	Five annual installments
«First_Name» «Last_Name»

Distribution on Specified Date

In accordance with Section 6.5 of the Plan, I hereby elect to receive in one lump sum payment my Account derived from deferrals made during the 2008 Plan Year on the date or dates specified below, or the balance of the Account, if less. Any amounts distributed pursuant to this election shall immediately reduce my Account accordingly.

Amount of Elective Deferral or
Specified Date	Total Amount of the Account (Whichever is Less)

NOTE: In order to be effective, this form must be completed, signed and returned to Financial Benefits (San Antonio/Mailstation E1N) on or before December 17, 2007. If your form is not timely submitted, your Plan deferral will be subject to the default distributions noted above.
The Company has taken measures to design the Plan in a manner that conforms to current tax law. However, it is possible that new legislation could affect your distribution elections, including delaying your distributions, in order to comply with legal requirements. Distribution elections submitted pursuant to the Plan will be governed by the terms and conditions of the Plan and governing law, and your elections will be subject to modifications made to the Plan in order to conform to legal requirements.
ACKNOWLEDGED AND AGREED:

Participant’s Signature	Date

«First_Name» «Last_Name»	«Emplid»
Participant’s Name	Participant’s Employee ID Number